Before You Invest

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.crawfordinvestmentfunds.com/resources. You can also get this information at no cost by calling
(800) 431-1716 or by sending a written request to Crawford Dividend Opportunity Fund, c/o Huntington Asset Services, Inc., P.O. Box 6110, Indianapolis, Indiana, 46206. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated April 30, 2014.

Investment Objective

The investment objective of the Crawford Dividend Opportunity Fund (the “Fund”) is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000© Index. Total return is comprised of both capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Shareholder Service (12b-1) Fees	0.00%
Other Expenses[1]	0.66%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.67%
Fee Waiver/Expense Reimbursement[1]	(0.66)%
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.01%
[1]

The Fund’s Advisor has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding brokerage fees and commissions; borrowing costs; taxes; any 12b-1 fees; acquired fund fees and expenses; and extraordinary litigation expenses, do not exceed 1.00% through April 30, 2015. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver or reimbursement is subject to recoupment by the Advisor within three years, provided that the Fund is able to make the repayment without exceeding the 1.00% expense limitation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the 1 year number shown below reflects the Advisor’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$462	$845	$1,921

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Expense Example, above, affect the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2013 was 34% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s assets are invested primarily in common stocks of small capitalization companies that demonstrate a consistent pattern of earnings and dividend growth. The Fund’s Advisor, Crawford Investment Counsel, Inc. (the “Advisor”), manages the Fund using its Crawford Small Capitalization Dividend strategy, by investing primarily in companies with market capitalizations of $3.5 billion or less at the time of purchase. The Advisor believes investing long-term in companies with sound management, strong balance sheets, and the ability to produce consistent earnings and dividends is a low risk means of building wealth. The Advisor utilizes a bottom-up, value-oriented approach to stock selection, focusing on company fundamentals, in an effort to identify stocks of companies where the market prices do not reflect their true values. The Advisor’s equity investment team works together to identify appropriate stocks. The Fund’s portfolio manager is responsible for selecting stocks for the Fund’s portfolio and implementing its investment strategy.

The Advisor’s goal is to identify high quality, small capitalization companies that have strong balance sheets and predictable earnings that are undervalued and have above-average total return potential. Traditional fundamental analysis is conducted, collectively and individually, on existing holdings as well as potential buy candidates. After the fundamental analysis has been completed, the Advisor selects a portfolio of undervalued companies that the Advisor believes present an attractive trade-off between risk and return. The Advisor seeks to buy high quality securities at attractive valuations and to identify a catalyst that is expected to produce attractive returns.

CRAWFORD DIVIDEND OPPORTUNITY FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339

The Advisor believes that, by focusing on small capitalization companies with consistently increasing earnings and stable-to-rising dividends from one year to the next, the Fund’s portfolio companies will tend to be less volatile than the Russell 2000© Index. The Advisor also believes that the consistency and stability of the Fund’s portfolio companies cause the companies to have less earnings variability than other companies, which also leads to less stock price volatility than companies of similar size, because investors can be more confident in the expected results from these companies.

The Fund expects to be fully invested in common stocks of dividend-paying companies. The Fund may invest its assets in securities of U.S. companies and foreign companies. The Fund will not invest more than 5% of its assets in any one issuer. Certain economic sectors may be overweighted compared to others because the Advisor seeks the best investment opportunities regardless of sector. The Fund will not invest more than 25% of its net assets in any one economic sector included in the Russell 2000© Index or two times the weighting of that sector in the Index, whichever is greater. The Advisor generally purchases securities only for the long-term.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•	Market Risk. Market risk involves the possibility that the Fund’s investments in equity securities will decline because of falls in the stock market.
•	Value Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Advisor believes are their full market values.
•

Small Cap Risk. Securities of companies with small market capitalizations are often more volatile and less liquid than investments in larger companies. Small cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

•	Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results.
•	Foreign Securities Risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets.

CRAWFORD DIVIDEND OPPORTUNITY FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market indices. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Best Quarter:	1st Quarter, 2013, 11.43%
Worst Quarter:	2nd Quarter, 2013, 1.98%

Average Annual Total Returns (for periods ending December 31, 2013)

Crawford Dividend Opportunity Fund	One Year	Since Inception (9/25/2012)
Before Taxes	37.53%	30.56%
After Taxes on Distributions	35.76%	29.15%
After Taxes on Distributions and Sale of Fund Shares	21.48%	22.92%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)*	34.52%	29.16%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)*	38.82%	31.32%

*	The Fund recently changed its benchmark from the Russell 2000 Value Index to the Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe, and includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Advisor believes the Russell 2000 Index is a better benchmark for the Fund as its economic sector distributions are less concentrated than the Russell 2000 Value Index and because the Fund invests in both growth and value stocks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if taxes and fees were deducted, the actual returns of the indices would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (800) 431-1716, a toll-free number, or data current to the most recent quarter end may be accessed on the Fund’s website at www.crawfordinvestmentfunds.com.

CRAWFORD DIVIDEND OPPORTUNITY FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339

Crawford Dividend Opportunity Fund

c/o: Huntington Asset Services, Inc.

P.O. Box 6110

Indianapolis, IN 46206

Portfolio Management

Investment Advisor

Crawford Investment Counsel, Inc.

Portfolio Managers

The investment decisions for the Fund are made by John H. Crawford, IV portfolio manager since the Fund’s inception in September 2012:

•	John H. Crawford, IV, CFA – Director of Equity Investments and Portfolio Manager for the Fund

Purchase and Sale of Fund Shares

Minimum Initial Investment

$10,000 for all account types

There is no minimum amount for subsequent investments.

To Place Buy or Sell Orders

By Mail:	Crawford Dividend Opportunity Fund c/o: Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, IN 46206 By Phone: (800) 431-1716

You may sell or redeem shares directly through the Fund or through your dealer or financial advisor. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CRAWFORD DIVIDEND OPPORTUNITY FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339